 EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section
As Adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, Pierre Cote, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Face Print Global Solutions, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Annual Report on Form 10-KSB of the Company for the year ended March 31, 2007 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:August 10, 2007

By:	/s/ Pierre Cote
Pierre Cote
Chief Executive Officer, Chief Financial Officer and
Chairman of the Board